EGA EMERGING GLOBAL SHARES TRUST

Supplement dated September 18, 2015 to the Summary Prospectus dated August 3, 2015 for the following series (the “Fund”) of EGA Emerging Global Shares Trust (the “Trust”):

Fund	Ticker
EGShares Blue Chip ETF	BCHP

The Board of Trustees (the “Board”) of the Trust has authorized an orderly liquidation of the Fund, which is a series of the Trust. None of the other series of the Trust are being liquidated except EGShares Brazil Infrastructure ETF (BRXX). The Board has determined that closing and liquidating the Fund and BRXX is in the best interests of the funds and their shareholders.

Beginning immediately, through the close of trading on the NYSE Arca on October 30, 2015, the Fund will undertake the process of closing down and liquidating its portfolio. This process will result in the Fund not tracking its underlying index and its cash holdings increasing, which may not be consistent with the Fund’s investment objective and strategies.

The Fund will not accept creation and redemption unit orders from authorized participants after October 30, 2015. Trading on the NYSE Arca for the shares of the Fund will be suspended prior to the open of business on Monday, November 2, 2015. The final date of trading on the NYSE Arca for the Fund will be Friday, October 30, 2015. Shareholders may sell their holdings on or before Friday, October 30, 2015 and may incur customary brokerage charges. Shareholders who do not sell their holdings on or before Friday, October 30, 2015 will receive cash equal to the amount of the net asset value of their shares. These payments may be taxable and will include any accrued capital gains and dividends. The Fund’s investment adviser, Emerging Global Advisors, LLC, will bear all legal and administrative expenses associated with the liquidation and closure of the Fund. In addition, the Fund may also pay a final clean-up distribution of any accrued capital gains and income in an amount necessary to comply with any tax requirements applicable to the Fund to shareholders of record as of the close of trading on the NYSE Arca on Friday, October 30, 2015.

For additional information regarding the liquidation, shareholders of the Fund may call 1-888-800-4347.